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                                                               EXHIBIT 23.2

                    CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this registration statement on Form S-1 (File No. 333-3096) of our report dated February 9, 1996, on our audits of the combined financial statements of Sowerby Enterprises. We also consent to the reference to our firm under the caption "Experts".

                                          /s/ Leverone & Company

                                          LEVERONE & COMPANY

Billerica, Massachusetts

May 16, 1996